Exhibit 10.11

Eric J. Tveter

c/o Telewest Communications Networks Limited

160 Great Portland Street

London WIW 5QA

United Kingdom

June 9, 2004

Telewest Communications Networks Limited

160 Great Portland Street

London WIW 5QA

United Kingdom

Gentlemen:

This letter memorializes recent discussions in which I have agreed to serve as President and Chief Operating Officer of Telewest Communications Networks Limited (the “Company”) effective immediately through the effective date of the financial restructurings of Telewest Communications plc (the “Restructuring”). During this period, the Company will me a perdiom rate of $1,923 for each day I actually perform services for the Company plus reimbursement of business expenses in accordance with Company policy.

[signature page follows]

If this letter is consistent with your understanding, please acknowledge your agreement by signing this letter below and returning a copy to me.

Very truly yours,

/s/ Eric J. Tveter
Eric J. Tveter

ACKNOWLEDGED AND AGREED

TELEWEST COMMUNICATIONS NETWORKS LIMITED

By:
Title: